Exhibit 99.1

IA GLOBAL REVENUES JUMP 77% FOR THE THREE MONTHS ENDED MARCH 31, 2007

SAN FRANCISCO, CA, May 16, 2007/PRNewswire-FirstCall/ --

Summary of Operating Results from Continuing Operations

IA Global, Inc. (Amex: IAO) announced the following results for the three months ended March 31, 2007, as compared to the three months ended March 31, 2006:

•	Revenues- increased 77% to $6,493,000 from $3,671,000.

•	Gross profit- increased 155% to $5,497,000 from $2,152,000.

•	Net loss from continuing operations was reduced 42% - $844,000 as compared to a net loss of $1,464,000.

•	Net loss per share from continuing operations- was $.01 per share as compared to a net loss per share of $.01.

Key Accomplishments in First Quarter

•

Successfully executed a contract with a major international insurance company during the three months ended December 31, 2006 and recognized $646,000 in revenues in the three months ended March 31, 2007.

•	Successfully executed a new contract with a Tier 1 telecommunication company for the period January 1, 2007 to March 31, 2007 and renewed this contract for the period April 1, 2007 to June 30, 2007.

•	Regained full compliance with the continued listing standards of the American Stock Exchange.

The company’s CEO, Derek Schneideman, said, “We are pleased to announce that our 100% subsidiary, Global Hotline, reported strong revenues for the three months ended March 31, 2007. The March 31, 2007 quarter is traditionally slow due to the large number of public holidays in Japan. Global Hotline is on an escalated revenue trajectory and is demonstrating the operational efficiencies promised by the investments made in infrastructure and training during the first three quarters of 2006. With the new contract signed on January 1, 2007 and the contracts renewed in April 2007, and the strong results from the contracts signed in 2006, we are confident that Global Hotline has achieved the point of sustainable and growing profitability.”

At March 31, 2007, the Company had cash and marketable securities of $4,162,000, net working capital of $2,693,000 and stockholder’s equity of $8,499,000.

Net Loss

There was a dramatic decline in net loss to $844,000 for the three months ended March 31, 2007, from a net loss of $1,387,000 for the three months ended March 31, 2006. The net loss for the three months ended March 31, 2006 was net of income from discontinued operations of $76,000.

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About IA Global, Inc.

IA Global, Inc. (“IA Global”) is a strategic holding company with a dedicated focus on growth through mergers and acquisitions in the Pacific Rim region. Our mission is to identify and invest in business opportunities, apply our skills and resources to grow and enhance the performance of those businesses across all business metrics, and to deliver accelerating shareholder value.

To realize this plan, in fiscal 2007 the company is actively expanding investments in businesses in the consumer, technology, services, and health sectors, sectors with long-term growth prospects in which applying our skills and resources can add significant value to our investments. At the same time, the company is expanding its reach to encompass the Philippines/ Singapore, India, and China, and the outstanding growth opportunities and synergies these markets present.

In Japan, IA Global is 100% owner of Global Hotline, Inc., an operator of major call centers for telemarketing of telecommunications and insurance products. Since our acquisition of the Global Hotline, Inc. in June 2005, its business has expanded rapidly with the agreement of significant multi-year contracts with major corporations. With these revenues streams in place, revenues in 2007 are expected to double year on year.

In Australia, the Company has a 36% stake in Australian Secured Financial Limited and its affiliates, Australian Secured Investments Ltd, ADJ Services Pty Ltd. and Auslink Ltd (collectively, “ASFL”) which raise funds through the issuance of debentures within Australia and provide short term, secured, real property loans to businesses and investors in Australia.

For further information, contact:

Investor Relations

IA Global, Inc.

101 California Street, Suite 2450

San Francisco, CA 94111

415-946-8828 (t)

415-946-8801 (f)

ir@iaglobalinc.com

www.iaglobalinc.com

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: This press release contains forward-looking statements (within the meaning of Section 27a of the Securities Act of 1933 and Section 21e of the Securities Exchange Act of 1934) regarding us and our business, financial condition, results of operations and prospects. Forward-looking statements in this report reflect the good faith judgment of our management and the statements are based on facts and factors as we currently know them. Forward-looking statements are subject to risks and uncertainties and actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. Specifically, the comments concerning the profitability and revenue growth of Global Hotline and target sectors and markets are forward-looking statements. Actual results could differ materially from those projected in the forward-looking statements, as a result of either the matters set forth or incorporated in this report generally or certain economic and business factors, some of which may be beyond the control of IA Global. These factors include adverse economic conditions, entry of new and stronger competitors, inadequate capital to support our operations, projections of revenues and profitability for the significant contracts and the inability to negotiate a favorable settlement on the penalties. Readers are urged not to place undue reliance on these forward-looking statements which speak only as of the date of this press release. We undertake no obligation to revise or update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of the press release.

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                                       IA GLOBAL, INC. AND SUBSIDIARIES
                                          CONSOLIDATED BALANCE SHEETS

                                                                                   March 31,     December 31,
                                                                                     2007            2006
                                                                                 ------------    ------------
ASSETS                                                                            (unaudited)      (audited)

CURRENT ASSETS:
  Cash and cash equivalents ..................................................   $  3,908,186    $  4,172,889
  Marketable Securities ......................................................        253,767         250,638
  Accounts receivable, net of reserves of  $373,889 and $310,741, respectively      5,546,807       5,016,328
  Prepaid expenses ...........................................................        658,315         523,733
  Notes receivable ...........................................................              -         409,565
  Other current assets .......................................................        377,488         202,716
                                                                                 ------------    ------------
    Total current assets .....................................................     10,744,563      10,575,869

EQUIPMENT, NET ...............................................................        392,496         408,544

OTHER ASSETS
  Intangible assets, net .....................................................      1,920,537       2,317,889
  Equity investment in Australia Secured Financial Limited ...................      7,159,975       7,146,386
  Other assets ...............................................................      1,207,292       1,190,820
                                                                                 ------------    ------------

                                                                                 $ 21,424,863    $ 21,639,508
                                                                                 ============    ============

LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES:
  Accounts payable - trade ...................................................   $    433,550    $    104,573
  Accrued liabilities ........................................................      3,042,703       2,477,509
  Consumption taxes received .................................................        287,271         264,514
  Income taxes payable- foreign ..............................................        761,984         416,724
  Note payable - current portion of long term debt ...........................      3,005,591       3,058,229
  Deferred revenue ...........................................................        520,036       1,297,046
                                                                                 ------------    ------------
    Total current liabilities ................................................      8,051,135       7,618,595
                                                                                 ------------    ------------

LONG TERM  LIABILITIES:
  Long term debt .............................................................      1,645,225       1,637,076
  Convertible debentures .....................................................      3,229,167       3,125,000
                                                                                 ------------    ------------
                                                                                    4,874,392       4,762,076
                                                                                 ------------    ------------
STOCKHOLDER'S EQUITY:
  Series A-1 Convertible Preferred Stock, $10,000 par value, -0- and 4,375
    authorized, issued and outstanding, (liquidation value $7,000) ...........              -       7,000,000
  Preferred stock, $.01 par value, 5,000 authorized, none outstanding ........              -               -
  Common stock, $.01 par value, 250,000,000 shares authorized,
    152,915,157 and 109,165,157 issued and outstanding, respectively .........      1,529,151       1,091,651
  Additional paid in capital .................................................     39,442,243      32,835,714
  Accumulated deficit ........................................................    (32,276,064)    (31,431,914)
  Treasury stock .............................................................        (50,000)        (50,000)
  Accumulated other comprehensive loss .......................................       (145,994)       (186,614)
                                                                                 ------------    ------------
    Total stockholder's equity ...............................................      8,499,336       9,258,837
                                                                                 ------------    ------------

                                                                                 $ 21,424,863    $ 21,639,508
                                                                                 ============    ============

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                                       IA GLOBAL, INC. AND SUBSIDIARIES
                                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                                Three Months Ended March 31,
                                                                               ------------------------------
                                                                                    2007             2006
                                                                               -------------    -------------
                                                                                (unaudited)      (unaudited)

REVENUE ....................................................................   $   6,492,723    $   3,671,305

COST OF SALES ..............................................................         996,120        1,518,937
                                                                               -------------    -------------

GROSS PROFIT ...............................................................       5,496,603        2,152,368

Selling, general and administrative expenses ...............................       5,909,818        3,861,006
                                                                               -------------    -------------

OPERATING (LOSS) PROFIT ....................................................        (413,215)      (1,708,638)
                                                                               -------------    -------------

OTHER INCOME (EXPENSE):
  Interest income ..........................................................          20,583           30,005
  Interest expense and amortization of beneficial conversion feature .......        (195,738)        (194,915)
  Other income .............................................................          (1,326)          53,593
  Gain on equity investment in Australia Secured Financial Limited .........          13,589                -
  Foreign currency transaction adjustment ..................................               -              132
                                                                               -------------    -------------
    Total other income (expense) ...........................................        (162,892)        (111,185)
                                                                               -------------    -------------

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES ........................        (576,107)      (1,819,823)

Income taxes - current provision (benefit) .................................         268,043         (356,320)
                                                                               -------------    -------------

NET LOSS FROM CONTINUING OPERATIONS ........................................        (844,150)      (1,463,503)

DISCONTINUED OPERATIONS
  Income from discontinued operations ......................................               -           76,054
                                                                               -------------    -------------

NET LOSS ...................................................................   $    (844,150)   $  (1,387,449)
                                                                               =============    =============

Basic and Diluted Loss Per share of Common-
  Basic and diluted loss per share from continuing operations ..............   $       (0.01)   $       (0.01)
  Basic and diluted loss per share from discontinued operations ............               -                -
                                                                               -------------    -------------
  Total basic and diluted loss per share ...................................   $       (0.01)   $       (0.01)
                                                                               =============    =============

  Weighted average shares of common stock outstanding - Basic and diluted ..     133,470,713      105,077,842
                                                                               =============    =============

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                                       IA GLOBAL, INC. AND SUBSIDIARIES
                                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                 Three Months Ended March 31,
                                                                                 ----------------------------
                                                                                     2007             2006
                                                                                 -----------      -----------
                                                                                 (unaudited)      (unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss .................................................................     $  (844,150)     $(1,387,449)
  Adjustments to reconcile net loss to net cash (used in)
   provided by operating activities:
    Depreciation and amortization ..........................................         450,733          603,412
    Amortization of beneficial conversion feature ..........................         104,167          104,167
    Stock based compensation ...............................................          44,029           26,257
    Gain on equity investment in Australia Secured Financial Limited .......         (13,589)               -
    Unrealized gain on marketable securities ...............................          (3,129)               -
  Changes in operating assets and liabilities:
    Accounts receivable ....................................................        (530,479)        (664,698)
    Notes receivable .......................................................         409,565        1,636,793
    Prepaid expenses .......................................................        (134,582)         (26,346)
    Other current assets ...................................................        (174,772)          17,437
    Other assets ...........................................................         (16,472)        (118,320)
    Accounts payable - trade ...............................................         328,977         (108,510)
    Accrued liabilities ....................................................         690,194        2,930,797
    Net consumption tax payable ............................................          22,757           82,986
    Income taxes payable - foreign .........................................         345,260         (356,320)
    Deferred revenue .......................................................        (777,010)      (3,589,532)
                                                                                 -----------      -----------
Net cash used in continuing operations .....................................         (98,501)        (849,326)
  Cash used in discontinued operations .....................................               -         (157,233)
                                                                                 -----------      -----------
NET CASH USED IN OPERATING ACTIVITIES ......................................         (98,501)      (1,006,559)
                                                                                 -----------      -----------

CASH FLOWS USED IN INVESTING ACTIVITIES:
  Capital expenditures .....................................................         (37,333)         (66,431)
  Acquisition of investment in Australian Secured Financial Limited ........        (125,000)               -
                                                                                 -----------      -----------
NET CASH USED IN INVESTING ACTIVITIES: .....................................        (162,333)         (66,431)
                                                                                 -----------      -----------

CASH USED IN FINANCING ACTIVITIES:
  Repayments of long term debt .............................................         (44,489)               -
                                                                                 -----------      -----------

NET DECREASE IN CASH AND CASH EQUIVALENTS ..................................        (305,323)      (1,072,990)

EFFECT OF EXCHANGE RATE CHANGES ON CASH ....................................          40,620           (5,991)

CASH AND CASH EQUIVALENTS, beginning of period .............................       4,172,889        4,460,986
                                                                                 -----------      -----------

CASH AND CASH EQUIVALENTS, end of period ...................................     $ 3,908,186      $ 3,382,005
                                                                                 ===========      ===========

Supplemental disclosures of cash flow information:
  Interest paid ............................................................     $    18,340      $         -
  Taxes paid ...............................................................     $         -      $         -

Non-cash investing and financing activities:
  Common stock surrendered to company in payment of note receivable ........     $         -      $   241,494
  Conversion of Series A-1 Preferred stock into common stock ...............     $ 7,000,000      $         -

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